FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 16, 2004

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                  0-19649               58-1654960
(State or other         (Commission           (IRS Employer
jurisdiction of          File Number)      Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code
(813) 283-7000

Former name or former address (if changed since last report)
NOT APPLICABLE

Item 9.  	REGULATION FD DISCLOSURE.

On April 16, 2004, the Registrant issued a news release entitled "Checkers Drive-
In Restaurants, Inc. Teams up with Cure
Autism Now Foundation Checkers/Rally's
sponsors Team CAN and offers collectible cup", a copy of which is attached hereto as
Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:   Keith E. Sirois
Title:  Director, CEO and President
Dated:  April 16, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1		Press Release, dated April 16, 2004

Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

CONTACT:	Kim Francise
		MARC Public Relations
		412-562-1186

Checkers Drive-In Restaurants, Inc. Teams up with Cure Autism Now Foundation
Checkers(R)/Rally's(R) sponsors Team CAN and offers collectible cup

TAMPA, FL - April 16, 2004 - Checkers
Drive-In Restaurants, Inc. (NASDAQ: CHKR), the nation's largest double drive-thru chain and Official Burger of the Indianapolis
500(R), today announced that it will sponsor the Team Cure Autism Now ("CAN") Foundation race car, part of the Kelley Racing Team, to be entered in the 2004 Indy 500.

"We are very pleased to sponsor Team CAN because they have a national reputation as an active, dedicated charity, committed to curing Autism," said Richard S. Turer, Vice President of
Marketing, Checkers Drive-In Restaurants, Inc.
"Through the Team CAN sponsorship, we have the opportunity to further expand our presence in the Indy family, while raising money and awareness for an important cause."

In addition to sponsoring Team CAN at the Indy
500, Checkers(R)/Rally's(R) stores will offer a collectible, large-drink Team CAN Cup featuring the CAN car and Sarah Fisher, Team driver. A portion of the proceeds from every large-drink sold will be donated to CAN, with an expected total donation of $100,000. This offer will be promoted through TV spots featuring actor, Anthony Edwards, point-of-purchase signage, newspaper inserts and an ad in the Indy 500 program.

Turer continues: "While Checkers/Rally's has been very active in charitable work throughout the Company's history on a store-by-store or even regional basis, the CAN sponsorship is our first national, system-wide cause marketing initiative."

"Checkers/Rally's teamed up with Sarah Fisher last year as a sponsor of her car in the Indy
500. After we signed with Team CAN, we learned that Sarah would be joining the team. Sarah is an exciting driver to watch, and she really connects with her fans," added Turer. "We're just thrilled to have her as the CAN driver and to have the opportunity to work with her again this year."

Checkers/Rally's is currently the Official
Burger of the Indy 500, Brickyard 400(R) and title sponsor of the Indy 500 Pit Stop Challenge.
Checkers/Rally's is also the Official Burger of the Tampa Bay Devil Rays(R) Major League Baseball team. Other sports sponsorships have previously included "Official Burger" status for the St.
Louis Rams(R), New Orleans Saints(R), Tampa Bay
Buccaneers(R) and Atlanta Falcons(R).

Checkers Drive-In Restaurants, Inc.
(www.checkers.com) is the largest double drive-thru restaurant chain in the United
States. The Company develops, produces, owns, operates and franchises quick service "double drive- thru" restaurants.

Except for historical information, this
announcement contains "forward-looking" and
"Safe Harbor" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities
Exchange Act of 1934, as amended and the Private
Securities Litigation Reform Act of 1995. These forward-looking and Safe Harbor statements reflect management's expectations based upon currently available information and data;
however, actual results are subject to future events and uncertainties, which could cause actual results to materially differ from those projected in these statements.

Further information regarding factors that could affect the company's financial and other results is included in the company's Forms 10Q and 10K, filed with the Securities and Exchange
Commission.


Photo caption:
As part of Checkers(R)/Rally's(R) Team Cure Autism
Now sponsorship, Checkers/Rally's stores will offer a collectible, large-drink Team CAN Cup featuring the CAN car and Sarah Fisher, Team driver. A portion of the proceeds from every large-drink sold will be donated to CAN, with an expected total donation of $100,000.